RESTRUCTURING AND ASSET IMPAIRMENTS	12 Months Ended
Dec. 28, 2013
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND ASSET IMPAIRMENTS
RESTRUCTURING CHARGES
A summary of the restructuring reserve activity from December 28, 2013 to January 3, 2015 is as follows (in millions):

	12/28/2013	Net Additions	Usage	Currency	1/3/2015
Severance and related costs	$169.9	$15.1	$(96.7)	$(7.1)	$81.2
Facility closures and other	21.6	3.7	(8.2)	(0.7)	16.4
Total	$191.5	$18.8	$(104.9)	$(7.8)	$97.6

During 2014, the Company recognized $18.8 million of net restructuring charges. The net severance charge of $15.1 million relates to cost reductions associated with the severance of employees, inclusive of reversals due to changes in management's strategy for certain businesses as a result of new developments during 2014 as well as adjustments of severance accruals due to the finalization of previously approved headcount actions. Also included in net restructuring charges are facility closure costs of $3.7 million.
Of the $97.6 million reserves remaining as of January 3, 2015, the majority are expected to be utilized by the end of 2015.
Segments: The $18.8 million of net charges recognized in 2014 includes: $6.9 million of net charges pertaining to the Tools & Storage segment; $3.7 million of net charges pertaining to the Industrial segment; $6.5 million of net charges pertaining to the Security segment; and $1.7 million of net charges pertaining to Corporate charges.